UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          April 26, 2018

FlexShopper, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2700 North Military Trail, Ste. 200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (855) 353-9289

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2018, the stockholders of FlexShopper, Inc. (the “Company”) approved the Company’s 2018 Omnibus Equity Compensation Plan (the “2018 Omnibus Plan”) at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The 2018 Omnibus Plan was previously approved by the Company’s board of directors (the “Board”), subject to stockholder approval.

The 2018 Omnibus Plan will be administered by the Board or the Compensation Committee of the Board and generally provides for the granting to the Company’s and its affiliates’ officers, employees, nonemployee directors, consultants and advisors of stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), other stock-based awards and performance awards. A description of the terms and conditions of the 2018 Omnibus Plan is set forth in the Company’s Proxy Statement for the Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2018 (the “Proxy Statement”), under the heading “Proposal 3−Approval of the FlexShopper, Inc. 2018 Omnibus Equity Compensation Plan,” which such description is incorporated herein by reference.

The description of the 2018 Omnibus Plan is qualified in its entirety by reference to the text of the 2018 Omnibus Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 – Election of six directors nominated by the Board to serve until the next annual meeting of stockholders and the election of their successors:

	For	Withheld	Broker Non-Votes
James D. Allen	4,855,275	253,998	414,350
Daniel Ballen	5,049,689	59,584	414,350
Brad Bernstein	5,048,154	61,119	414,350
T. Scott King	4,855,275	253,998	414,350
Carl Pradelli	4,784,820	324,453	414,350
Katherine Verner	5,070,144	39,129	414,350

Proposal 2 – Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers in the year ended December 31, 2017:

For	Against	Abstain	Broker Non-Votes
4,636,231	463,772	9,270	414,350

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Proposal 3 – Approval of the FlexShopper, Inc. 2018 Omnibus Equity Compensation Plan:

For	Against	Abstain	Broker Non-Votes
4,617,563	477,440	14,270	414,350

Proposal 4 – Ratification of the appointment of EisnerAmper LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for 2018:

For	Against	Abstain
5,378,693	27,683	117,247

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
10.1	2018 Omnibus Equity Compensation Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlexShopper, Inc.
April 30, 2018
	By:	/s/ Brad Bernstein
Brad Bernstein, Chief Executive Officer

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